Exhibit 99.1
News

Contact:
Investors and Media
Peggy Reilly Tharp, Brown Shoe Company
(314) 854-4134, ptharp@brownshoe.com

Brown Shoe Company Reports Third Quarter 2014 Results
Earnings per share up 19% year-over-year
Raising full-year EPS guidance range to $1.65 to $1.69

ST. LOUIS, November 25, 2014 - Brown Shoe Company (NYSE: BWS, brownshoe.com) today reported third quarter 2014 financial results, with net sales of $729.3 million up 3.8% versus third quarter 2013 net sales of $702.8 million. Third quarter 2014 net earnings of $33.1 million, or $0.75 per diluted share, were up 21.2% compared to net earnings of $27.3 million, or $0.63 per diluted share, in the third quarter of 2013. Gross margin for the third quarter of 2014 was 39.9% up 30 basis points compared to 39.6% in the prior year.

“Wholesale overachieved again, with sales up 18.2% in third quarter, and both Healthy Living and Contemporary Fashion contributed strong double-digit sales improvement. At Famous Footwear, our focus on big ideas for back-to-school continued to deliver. Same-store-sales were up 1.6%, for the 10 weeks that make up this key selling season,” said Diane Sullivan, CEO, president and chairman of Brown Shoe Company. “Although our biggest quarter of the year is past, with nine strong months behind us -- and an easier comp ahead of us for the fourth quarter -- we expect to deliver a strong 2014.”

US$M, except per share (unaudited)	13 Weeks 3Q'14	13 Weeks 3Q’13	3Q
			Change
Consolidated net sales	$729.3	$702.8	3.8%
Famous Footwear	435.4	439.6	(1.0)%
Wholesale Operations	242.6	205.3	18.2%
Specialty Retail	51.3	57.9	(11.4)%
Gross profit	290.7	278.2	4.5%
Margin	39.9%	39.6%	30 bps
SG&A	237.5	233.5	1.7%
% of net sales	32.6%	33.2%	(60 bps)
Operating earnings	53.2	44.7	19.1%
Margin	7.3%	6.4%	90 bps
Net interest expense	5.1	5.2	(0.5)%
Earnings from continuing operations before income taxes	48.1	39.5	21.7%
Tax rate	30.9%	31.6%	(70 bps)
Net earnings from discontinued operations	—	0.2	(100.0)%
Net earnings	33.1	27.3	21.2%
Per diluted share	$0.75	$0.63	19.0%

Third Quarter Highlights
Famous Footwear third quarter 2014 sales of $435.4 million were down 1.0% year-over-year, with same-store-sales down 0.2%. For the back-to-school selling season, weeks 24 through 33, same-store-sales were up 1.6%. Performance in the quarter was driven by continued strong growth in canvas and aided by an increase in both sandals and boots. During the quarter, six stores were closed or relocated and 12 new stores were added.

Wholesale sales of $242.6 million were up 18.2% in the third quarter. For the Healthy Living platform, wholesale sales of $118.3 million were up 12.4%, while Contemporary Fashion wholesale sales of $124.1 million were up 24.4%.

Consolidated gross profit of $290.7 million was up 4.5% in the third quarter, while gross margin improved by 30 basis points to 39.9%. SG&A for the third quarter was $237.5 million, or 32.6% of net sales, which was down approximately 60 basis points versus the prior year. For the quarter, operating margins improved approximately 90 basis points year-over-year to 7.3%.

Inventory at the end of the third quarter was $567.8 million, up 4.3% from $544.6 million in the prior year. Famous Footwear inventory was down 1.2%, while Wholesale inventory was up 31.0%. At quarter-end, Brown Shoe Company had $14.0 million of borrowings against its revolving credit facility and $39.1 million of cash and equivalents. The company’s debt-to-capital ratio improved to 28.3% from 30.6% in the third quarter of 2013.

Financial Review and 2014 Outlook
“Thanks to strong wholesale results in the third quarter, along with steady performance at Famous Footwear, we are raising our full-year EPS guidance to $1.65 to $1.69,” said Russ Hammer, chief financial officer of Brown Shoe Company. “While we expect to end the year on a positive note, we remain aware of the promotional potential at retail for the holiday season and alert to possible shifts in consumer sentiment.”

Guidance Metric	FY’14
Consolidated net sales	$2.58 to $2.59 billion
Famous Footwear same-store sales	Up low-single digits
Specialty Retail net sales	Down high-single digits
Wholesale Operations net sales	Up mid- to high-single digits
Gross margin	Up approximately 10 bps
SG&A	$920 to $925 million
Net interest expense	$20 to $21 million
Effective tax rate	30% to 32%
Earnings per diluted share	$1.65 to $1.69
Depreciation and amortization	$51 to $53 million
Capital expenditures	$56 to $59 million

Investor Conference Call: Brown Shoe Company will webcast an investor conference call at 9:00 a.m. ET today, November 25, 2014. The webcast and slides will be available at investor.brownshoe.com/news/events. A live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 26708713. A replay will be available for a limited period at investor.brownshoe.com/news/events/archive. Investors may also access the replay by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 26708713 through Tuesday, December 2, 2014.

Definitions: All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Brown Shoe Company, Inc. and diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures: In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results. Reconciliations to the applicable GAAP financial measures have been included in the attached schedules.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions; (ii) rapidly changing fashion trends and purchasing patterns; (iii) intense competition within the footwear industry; (iv) the ability to accurately forecast sales and manage inventory levels; (v) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (vi) cybersecurity threats or other major disruption to the company’s information technology systems; (vii) customer concentration and increased consolidation in the retail industry; (viii) a disruption in the company’s distribution centers; (ix) foreign currency fluctuations; (x) additional duties, quotas, tariffs or other trade restrictions;(xi) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to attract, retain and maintain good relationships with licensors and protect intellectual property rights; (xiv) the ability to secure/exit leases on favorable terms; and (xv) the ability to maintain relationships with current suppliers. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 1, 2014, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

About Brown Shoe Company: Brown Shoe Company is a $2.5 billion, global, footwear company whose shoes are worn by people of all ages, from all walks of life.  Our products are available virtually everywhere - in the over 1,200 Famous Footwear and Naturalizer retail stores we operate, in hundreds of major department and specialty stores, on 14 branded ecommerce sites, and on many additional third-party retail websites.  Through our broad range of products, we serve three key market segments.  Our Family brands - Famous Footwear, Famous.com and shoes.com - are one-stop-shopping destinations for high quality, affordable styles for a family’s every occasion.  Active people who want comfort, style and performance, can look to our Healthy Living brands - Naturalizer, Dr. Scholl's, LifeStride and Ryka.  Our Contemporary Fashion brands - Sam Edelman, Franco Sarto, Vince, Via Spiga, Fergie Footwear and Carlos Santana - keep fashionistas in step with the latest trends.  At Brown Shoe Company, we inspire people to feel good and live better... feet first!

SCHEDULE 1

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Net sales	$729,277	$702,788	$1,956,316	$1,913,150
Cost of goods sold	438,547	424,548	1,163,603	1,140,268
Gross profit	290,730	278,240	792,713	772,882
Selling and administrative expenses	237,517	233,572	679,472	678,522
Restructuring and other special charges, net	—	—	—	1,262
Impairment of assets held for sale	—	—	—	4,660
Operating earnings	53,213	44,668	113,241	88,438
Interest expense	(5,207)	(5,254)	(15,637)	(16,167)
Interest income	109	132	294	282
Earnings before income taxes from continuing operations	48,115	39,546	97,898	72,553
Income tax provision	(14,878)	(12,495)	(31,146)	(24,522)
Net earnings from continuing operations	33,237	27,051	66,752	48,031
Discontinued operations:
Earnings (loss) from discontinued operations, net of tax (expense) benefit of $0, ($114), $0 and $6,057, respectively	—	233	—	(4,784)
Disposition/impairment of discontinued operations, net of tax of $0	—	—	—	(11,512)
Net earnings (loss) from discontinued operations	—	233	—	(16,296)
Net earnings	33,237	27,284	66,752	31,735
Net earnings (loss) attributable to noncontrolling interests	124	(30)	146	(174)
Net earnings attributable to Brown Shoe Company, Inc.	$33,113	$27,314	$66,606	$31,909

Basic earnings (loss) per common share:
From continuing operations	$0.76	$0.63	$1.53	$1.12
From discontinued operations	—	—	—	(0.38)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.76	$0.63	$1.53	$0.74

Diluted earnings (loss) per common share:
From continuing operations	$0.75	$0.62	$1.52	$1.11
From discontinued operations	—	0.01	—	(0.38)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.75	$0.63	$1.52	$0.73

Basic number of shares	42,144	41,447	42,035	41,288
Diluted number of shares	42,328	41,766	42,245	41,571

SCHEDULE 2

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
	(Unaudited)
	November 1, 2014	November 2, 2013	February 1, 2014
(Thousands)
ASSETS

Cash and cash equivalents	$39,080	$42,406	$82,546
Receivables, net	138,217	112,491	129,217
Inventories, net	567,777	544,589	547,531
Prepaid expenses and other current assets	37,845	52,234	33,136
Current assets - discontinued operations	—	181	119
Total current assets	782,919	751,901	792,549

Property and equipment, net	151,289	148,182	143,560
Goodwill and intangible assets, net	135,774	75,181	73,673
Other assets	139,878	111,647	139,621
Total assets	$1,209,860	$1,086,911	$1,149,403

LIABILITIES AND EQUITY

Borrowings under revolving credit agreement	$14,000	$—	$7,000
Trade accounts payable	203,062	200,706	226,602
Other accrued expenses	172,077	151,142	152,545
Current liabilities - discontinued operations	—	2,110	708
Total current liabilities	389,139	353,958	386,855

Long-term debt	199,150	198,963	199,010
Deferred rent	37,571	37,548	38,593
Other liabilities	42,983	44,483	47,583
Total other liabilities	279,704	280,994	285,186

Total Brown Shoe Company, Inc. shareholders’ equity	540,254	451,301	476,699
Noncontrolling interests	763	658	663
Total equity	541,017	451,959	477,362
Total liabilities and equity	$1,209,860	$1,086,911	$1,149,403

SCHEDULE 3

BROWN SHOE COMPANY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
	(Unaudited)
	Thirty-nine Weeks Ended
(Thousands)	November 1, 2014	November 2, 2013
OPERATING ACTIVITIES:
Net earnings	$66,752	$31,735
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	38,545	41,114
Amortization of debt issuance costs and debt discount	1,885	1,885
Share-based compensation expense	4,568	4,066
Tax benefit related to share-based plans	(2,482)	(2,581)
Loss on disposal of facilities and equipment	1,400	960
Impairment charges for facilities and equipment	1,248	1,072
Impairment of assets held for sale	—	4,660
Disposition/impairment of discontinued operations	—	11,512
Net loss on sale of subsidiaries	—	576
Deferred rent	(1,022)	3,837
Provision for doubtful accounts	298	388
Changes in operating assets and liabilities, net of dispositions:
Receivables	(9,328)	(385)
Inventories	(20,241)	(41,180)
Prepaid expenses and other current and noncurrent assets	(1,201)	(6,748)
Trade accounts payable	(23,661)	(12,933)
Accrued expenses and other liabilities	14,376	23,848
Other, net	(2,635)	159
Net cash provided by operating activities	68,502	61,985

INVESTING ACTIVITIES:
Capital expenditures	(40,380)	(41,603)
Acquisition of trademarks	(65,065)	—
Investment in nonconsolidated affiliate	(7,000)	—
Net proceeds from sale of subsidiaries	—	69,347
Net cash (used for) provided by investing activities	(112,445)	27,744

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	741,000	966,000
Repayments under revolving credit agreement	(734,000)	(1,071,000)
Dividends paid	(9,173)	(9,073)
Issuance of common stock under share-based plans, net	237	(2,406)
Tax benefit related to share-based plans	2,482	2,581
Net cash provided by (used for) financing activities	546	(113,898)
Effect of exchange rate changes on cash and cash equivalents	(69)	(1,648)
Decrease in cash and cash equivalents	(43,466)	(25,817)
Cash and cash equivalents at beginning of period	82,546	68,223
Cash and cash equivalents at end of period	$39,080	$42,406

SCHEDULE 4

BROWN SHOE COMPANY, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)			(Unaudited)
	Thirteen Weeks Ended November 1, 2014			Thirteen Weeks Ended November 2, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share

GAAP earnings		$33,113	$0.75		$27,314	$0.63

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—
Total Continuing Operations	—	—	—	—	—	—

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—
Total Discontinued Operations	—	—	—	—	—	—
Total charges/other items	$—	—	—	$—	$—	$—
Adjusted earnings		$33,113	$0.75		$27,314	$0.63

	(Unaudited)			(Unaudited)
	Thirty-nine Weeks Ended November 1, 2014			Thirty-nine Weeks Ended November 2, 2013
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Brown Shoe Company, Inc.	Diluted Earnings Per Share
GAAP earnings		$66,606	$1.52		$31,909	$0.73

Charges/Other Items - Continuing Operations:
Portfolio realignment
Business exits and cost reductions	$—	—	—	$1,262	803	0.02
Non-cash impairments/dispositions	—	—	—	4,660	4,660	0.11
Total Continuing Operations	—	—	—	5,922	5,463	0.13

Charges/Other Items - Discontinued Operations:
Portfolio realignment
Business exits and cost reductions	—	—	—	13,233	6,414	0.13
Non-cash impairments/dispositions	—	—	—	11,512	11,512	0.28
Total Discontinued Operations	—	—	—	24,745	17,926	0.41
Total charges/other items	$—	—	—	$30,667	23,389	0.54
Adjusted earnings		$66,606	$1.52		$55,298	$1.27

SCHEDULE 5

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirteen Weeks Ended
	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Net Sales	$435,380	$439,605	$242,562	$205,269	$51,335	$57,914	$—	$—	$729,277	$702,788
Gross Profit	$188,858	$187,286	$79,803	$65,177	$22,069	$25,777	$—	$—	$290,730	$278,240
Adjusted Gross Profit	$188,858	$187,286	$79,803	$65,177	$22,069	$25,777	$—	$—	$290,730	$278,240
Gross Profit Rate	43.4%	42.6%	32.9%	31.8%	43.0%	44.5%	—%	—%	39.9%	39.6%
Adjusted Gross Profit Rate	43.4%	42.6%	32.9%	31.8%	43.0%	44.5%	—%	—%	39.9%	39.6%
Operating earnings (loss)	$37,554	$37,047	$27,848	$16,782	$(355)	$221	$(11,834)	$(9,382)	$53,213	$44,668
Adjusted Operating Earnings (Loss)	$37,554	$37,047	$27,848	$16,782	$(355)	$221	$(11,834)	$(9,382)	$53,213	$44,668
Operating Earnings (Loss) %	8.6%	8.4%	11.5%	8.2%	(0.7)%	0.4%	—%	—%	7.3%	6.4%
Adjusted Operating Earnings (Loss) %	8.6%	8.4%	11.5%	8.2%	(0.7)%	0.4%	—%	—%	7.3%	6.4%
Same-store Sales % (on a 13-week basis)	(0.2)%	4.9%	—%	—%	(6.9)%	0.6%	—%	—%	—%	—%
Number of Stores	1,041	1,048	—	—	172	185	—	—	1,213	1,233

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirteen Weeks Ended
	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Gross Profit	$188,858	$187,286	$79,803	$65,177	$22,069	$25,777	$—	$—	$290,730	$278,240
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$188,858	$187,286	$79,803	$65,177	$22,069	$25,777	$—	$—	$290,730	$278,240
Operating earnings (loss)	$37,554	$37,047	$27,848	$16,782	$(355)	$221	$(11,834)	$(9,382)	$53,213	$44,668
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$37,554	$37,047	$27,848	$16,782	$(355)	$221	$(11,834)	$(9,382)	$53,213	$44,668

SCHEDULE 5 - CONTINUED

BROWN SHOE COMPANY, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT
(Unaudited)

SUMMARY FINANCIAL RESULTS

	Thirty-nine Weeks Ended
	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Net Sales	$1,183,633	$1,180,143	$628,616	$567,334	$144,067	$165,673	$—	$—	$1,956,316	$1,913,150
Gross Profit	$528,286	$523,022	$205,103	$178,859	$59,324	$71,001	$—	$—	$792,713	$772,882
Adjusted Gross Profit	$528,286	$523,022	$205,103	$178,859	$59,324	$71,001	$—	$—	$792,713	$772,882
Gross Profit Rate	44.6%	44.3%	32.6%	31.5%	41.2%	42.9%	—%	—%	40.5%	40.4%
Adjusted Gross Profit Rate	44.6%	44.3%	32.6%	31.5%	41.2%	42.9%	—%	—%	40.5%	40.4%
Operating Earnings (Loss)	$91,983	$95,057	$60,851	$28,085	$(6,833)	$(2,934)	$(32,760)	$(31,770)	$113,241	$88,438
Adjusted Operating Earnings (Loss)	$91,983	$95,057	$60,851	$33,991	$(6,833)	$(2,934)	$(32,760)	$(31,754)	$113,241	$94,360
Operating Earnings (Loss) %	7.8%	8.1%	9.7%	5.0%	(4.7)%	(1.8)%	—%	—%	5.8%	4.6%
Adjusted Operating Earnings (Loss) %	7.8%	8.1%	9.7%	6.0%	(4.7)%	(1.8)%	—%	—%	5.8%	4.9%
Same-store Sales % (on a 39-week basis)	0.8%	4.3%	—%	—%	(3.5)%	1.7%	—%	—%	—%	—%
Number of Stores	1,041	1,048	—	—	172	185	—	—	1,213	1,233

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	Thirty-nine Weeks Ended
	Famous Footwear		Wholesale Operations		Specialty Retail		Other		Consolidated
(Thousands)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013
Gross Profit	$528,286	$523,022	$205,103	$178,859	$59,324	$71,001	$—	$—	$792,713	$772,882
Charges/Other Items:
Portfolio realignment
Business exits and cost reductions	—	—	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—	—	—
Adjusted Gross Profit	$528,286	$523,022	$205,103	$178,859	$59,324	$71,001	$—	$—	$792,713	$772,882
Operating Earnings (Loss)	$91,983	$95,057	$60,851	$28,085	$(6,833)	$(2,934)	$(32,760)	$(31,770)	$113,241	$88,438
Charges/Other Items:
Portfolio realignment
Non-cash impairments/dispositions	—	—	—	4,660	—	—	—	—	—	4,660
Business exits and cost reductions	—	—	—	1,246	—	—	—	16	—	1,262
Total charges/other items	—	—	—	5,906	—	—	—	16	—	5,922
Adjusted Operating Earnings (Loss)	$91,983	$95,057	$60,851	$33,991	$(6,833)	$(2,934)	$(32,760)	$(31,754)	$113,241	$94,360

SCHEDULE 6

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED EARNINGS (LOSS) PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013

Net earnings attributable to Brown Shoe Company, Inc.:
Net earnings from continuing operations	$33,237	$27,051	$66,752	$48,031
Net (earnings) loss attributable to noncontrolling interests	(124)	30	(146)	174
Net earnings allocated to participating securities	(1,208)	(1,097)	(2,486)	(2,098)
Net earnings from continuing operations	31,905	25,984	64,120	46,107
Net earnings (loss) from discontinued operations	—	233	—	(16,296)
Net (earnings) loss allocated to participating securities	—	(9)	—	712
Net earnings (loss) from discontinued operations	—	224	—	(15,584)
Net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$31,905	$26,208	$64,120	$30,523

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,144	41,447	42,035	41,288
Dilutive effect of share-based awards for continuing operations and discontinued operations	184	319	210	283
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,328	41,766	42,245	41,571

Basic earnings (loss) per common share:
From continuing operations	$0.76	$0.63	$1.53	$1.12
From discontinued operations	—	—	—	(0.38)
Basic earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.76	$0.63	$1.53	$0.74

Diluted earnings (loss) per common share:
From continuing operations	$0.75	$0.62	$1.52	$1.11
From discontinued operations	—	0.01	—	(0.38)
Diluted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.75	$0.63	$1.52	$0.73

SCHEDULE 7

BROWN SHOE COMPANY, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Thirty-nine Weeks Ended
(Thousands, except per share data)	November 1, 2014	November 2, 2013	November 1, 2014	November 2, 2013

Adjusted net earnings attributable to Brown Shoe Company, Inc.:
Adjusted net earnings from continuing operations	$33,237	$27,051	$66,752	$53,493
Net (earnings) loss attributable to noncontrolling interests	(124)	30	(146)	174
Net earnings allocated to participating securities	(1,208)	(1,097)	(2,486)	(2,336)
Adjusted net earnings from continuing operations	31,905	25,984	64,120	51,331
Adjusted net earnings from discontinued operations	—	233	—	1,630
Net earnings allocated to participating securities	—	(9)	—	(71)
Net earnings from discontinued operations	—	224	—	1,559
Adjusted net earnings attributable to Brown Shoe Company, Inc. after allocation of earnings to participating securities	$31,905	$26,208	$64,120	$52,890

Basic and diluted common shares attributable to Brown Shoe Company, Inc.:
Basic common shares for continuing operations and discontinued operations	42,144	41,447	42,035	41,288
Dilutive effect of share-based awards for continuing operations and discontinued operations	184	319	210	283
Diluted common shares for continuing operations and discontinued operations attributable to Brown Shoe Company, Inc.	42,328	41,766	42,245	41,571

Basic adjusted earnings per common share:
From continuing operations	$0.76	$0.63	$1.53	$1.24
From discontinued operations	—	—	—	0.04
Basic adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.76	$0.63	$1.53	$1.28

Diluted adjusted earnings per common share:
From continuing operations	$0.75	$0.62	$1.52	$1.23
From discontinued operations	—	0.01	—	0.04
Diluted adjusted earnings per common share attributable to Brown Shoe Company, Inc. shareholders	$0.75	$0.63	$1.52	$1.27